EXHIBIT 32.01


                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER

I, Kenneth E. Steben, the Chief Executive Officer of Steben & Company, Inc. as General Partner of Futures Portfolio Fund, LP, certify that:

     (i) the Form 10Q for the quarter ended June 30, 2004 of Futures Portfolio Fund, LP fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10Q for the quarter ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Futures Portfolio Fund, LP .


                                             FUTURES PORTFOLIO FUND
                                             LIMITED PARTNERSHIP


                                             By:   Steben & Co., Inc.
                                                   General Partner

                                             By:   /s/ Kenneth E. Steben
                                                   ----------------------
                                                   Kenneth E. Steben
                                                   Chief Executive Officer
                                                   August 23, 2004

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